UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2009

RESOURCE AMERICA, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-4408	72-0654145
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

    One Crescent Drive, Suite 203, Navy Yard Corporate Center, Philadelphia, PA 19112
                  (Address of principal executive offices)   (Zip Code)

Registrant's telephone number, including area code: 215-546-5005

                                                                      N/A
        (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On December 14, 2009, Resource America, Inc. (the “Company”) announced that Thomas C. Elliott, Senior Vice-President of Finance and Operations for the Company, has been promoted to the additional position of Chief Financial Officer.   Prior to becoming Senior Vice-President in 2005, Mr. Elliott, age 36, was Vice President-Finance of the Company from 2001 to 2005. Mr. Elliott also served as Chief Financial Officer of Resource Capital Corp. ("RCC") , serving from September 2005 until June 2006. From 1997 to 2001, Mr. Elliott held various financial positions at Fidelity Leasing, Inc., a former subsidiary of  the Company, including Manager of Financial Planning, Director of Asset Securitization and Treasurer.  Steven J. Kessler, the Company's former Chief Financial Officer, retired from his position effective December 14, 2009, but will continue to serve as Chairman of the Board of Directors of RCC.

A copy of the press release is filed herewith as Exhibit 99.1.

ITEM 9.01 FINANCIAL STATEMENT AND EXHIBITS.

(d)	Exhibits

99.1	Press Release dated December 14, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESOURCE AMERICA, INC.

Date: December 17, 2009	By:	/s/ Michael S. Yecies
Michael S. Yecies
Senior Vice President, Chief Legal Officer & Secretary